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                                                             Exhibit 10 (lxxxii)

                                AMENDMENT NO. 4
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

         NACCO Materials Handling Group, Inc. adopts this Amendment No. 4 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective January 1, 1999) (the "Plan"), effective on the dates indicated herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

         Effective January 1, 2000, Section 1.2(a) of the Plan is hereby amended in its entirety to read as follows:

         "(a) to allow certain employees to defer the receipt of Compensation or the receipt of certain long-term incentive compensation award payments."


                                    SECTION 2

         Effective as of January 1, 1999, Sections 2.14(b) and 2.14(c) of the Plan are hereby amended in their entirety to read as follows:

         "(b) For purposes of Section 3.2 of the Plan, the term 'Participant' means an Employee who is a Participant in the profit sharing portion of the Profit Sharing Plan (i) whose profit sharing benefit for a Plan Year is limited by the application of section 401(a)(17) or 415 of the Code and (ii) whose total annual compensation from the Controlled Group for such Plan Year was at least $100,000.

         (c) For purposes of Section 3.4 and 3.5 of the Plan, the term 'Participant' means a 401(k) Employee (i) who is unable to make all of the Before-Tax Contributions that he has elected to make to the Profit Sharing Plan, or is unable to receive the maximum amount of Matching Employer Contributions under the Profit Sharing Plan because of the limitations of Section 402(g), 401(a)(17), 401(k)(3) or 401(m) of the Code and (ii) whose total annual compensation from the Controlled Group for the Plan Year in which a deferral election is required is at least $100,000."

                                    SECTION 3

         Effective January 1, 2000, Section 2.14 of the Plan is hereby amended by relettering Subsections (c) through (e) thereof as Subsections (d) through
(f) thereof and adding the following new Subsection (c) thereof to read as follows:



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         "(c) For purposes of Section 3.3 of the Plan, the term 'Participant'
means (i) any Employee of the Company who made Excess Deferrals under the Plan prior to January 1, 1996 and (ii) any Employee of the Company whose total annual Compensation from the Controlled Group for the Plan Year in which a deferral election is required was at least $100,000, who is listed on Exhibit A hereto and who is eligible to make Excess Deferrals on or after January 1, 2000."

                                    SECTION 4

         Effective January 1, 2000, Section 3.3 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.3. BASIC AND ADDITIONAL EXCESS DEFERRAL BENEFITS.

               (a) PRE-1996 EXCESS DEFERRAL BENEFITS. Prior to January 1, 1996, certain Employees of the Company were permitted to elect to defer specified amounts of salary and bonus of up to 7% of compensation (the "Basic Excess Deferrals") which are credited to the Basic Excess Deferral Sub-Account hereunder and in excess of 7% of compensation (the "Additional Excess Deferrals") which are credited to the Additional Excess Deferral Sub-Account hereunder. At the time the Basic and Additional Excess Deferrals were elected, the Participant irrevocably designated the date of commencement of the payment of such Excess Deferrals by choosing one of the following dates: (i) the date on which he ceases to be an Employee of the Controlled Group, (ii) the date on which he attains an age specified in the election form, or (iii) the earlier or later of such dates.

               (b) POST-1999 EXCESS DEFERRAL BENEFITS. Each Participant described in Section 2.14(c)(ii) may, prior to the first day of any Plan Year, by completing an approved deferral election form, direct the Company to reduce his Compensation for such Plan Year and, subject to Subsection (d) below, subsequent Plan Years, by an amount equal to between 1% and 17% of his Compensation for the Plan Year (in 1% increments). The first 7% of Compensation deferred by a Participant will be classified as the Basic Excess Deferrals which are credited to the Basic Excess Deferrals Sub-Account and Compensation deferred in excess of 7% of Compensation will be classified as the Additional Excess Deferrals and will be credited to the Additional Excess Deferral Sub-Account.

               (c) DEFERRAL PERIOD FOR POST-1999 EXCESS DEFERRAL BENEFITS. The deferral election form shall also contain the Participant's irrevocable election regarding the time of the commencement of payment of the Participant's entire Basic and Additional Excess Deferral Sub-Accounts. The Participant may elect to commence payment of such Sub-Accounts on (i) the date on which he ceases to be an Employee of the Controlled Group, (ii) the date on which he attains an age specified in the form, or (iii) the earlier or later of such dates.



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               (d) EFFECT AND DURATION OF DEFERRAL ELECTION FOR POST-1999 EXCESS
DEFERRAL BENEFITS. Any direction by a Participant to defer Compensation under Subsection (b) above shall be effective with respect to Compensation otherwise payable to the Participant during the Plan Year for which the deferral election form is effective, and the Participant shall not be eligible to receive such Compensation. Instead, such amounts shall be credited to the Participant's Basic or Additional Excess Deferral Sub-Account (as applicable). Any directions made in accordance with Subsection (b) shall be irrevocable and shall remain in effect for subsequent Plan Years unless changed or terminated by the Participant for Plan Years commencing after such change or termination on the appropriate form provided by the Plan Administrator, prior to the first day of any subsequent Plan Year.

               (e) AUTOMATIC TERMINATION OF DEFERRAL ELECTION FOR POST-1999 EXCESS DEFERRAL BENEFITS. A Participant's direction to defer Compensation under Subsection (b) shall automatically terminate on the earlier of the date on which
(i) the Participant ceases employment with the Employers, (ii) the Participant's Employer is deemed Insolvent, (iii) the Participant ceases to satisfy the requirements of Section 2.14(c)(ii), or (iv) the Plan is terminated. In addition, the Plan Administrator may, in its sole and absolute discretion, pursuant to nondiscriminatory rules adopted by the Plan Administrator, reduced and/or cease the deferral of Compensation under Subsection (b) by one or more Participants, to the extent deemed necessary or desirable in order to satisfy the requirements of any applicable law (including, without limitation, federal securities laws)."

                                    SECTION 5

               Effective January 1, 2000, Sections 3.6(a) and 3.6(d)(i) are hereby amended by deleting the phrase "Section 2.14(d)" and replacing it with the phrase "Section 2.14(e)" each time it appears therein.

                                    SECTION 6

               Effective January 1, 2000, Section 4.1(b) of the Plan is hereby amended in its entirety to read as follows:

               "(b) Credits to a Basic or Additional Excess Deferral Sub-Account for the Basic and Additional Excess Deferrals described in Section 3.3, which shall be credited to the Sub-Account as soon as practicable after the time the Compensation would otherwise have been paid to the Participant."

                                    SECTION 7

               Effective October 1, 1999, Section 6.1(b) of the Plan is hereby amended in its entirety to read as follows:


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               "(b) EXCESS PENSION BENEFIT AND EXCESS PROFIT SHARING BENEFITS.
The Excess Pension Benefit and Excess Profit Sharing Benefits of all Participants who are employed on or after October 1, 1999 shall be immediately 100% vested and nonforfeitable."

                                    SECTION 8

               Effective January 1, 2000, a new Exhibit A is hereby added to the end of the Plan, to read as follows:


                                   "Exhibit A
                                   ----------
              Employees Eligible to Make Post-1999 Excess Deferrals

                                  Colin Wilson"




                                            NACCO MATERIALS HANDLING
                                            GROUP, INC.



                                            By: /s/  Charles A. Bittenbender
                                               ---------------------------------
Date:   September 24, 1999                      Title:  Assistant Secretary
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